Exhibit 10.27

$1,168,000                                  Secured Promissory Note and Security
("THE PRINCIPLE AMOUNT")                                  Agreement No.  7F21900

     For value received, the undersigned debtor ("Debtor") hereby promises to pay to Ellison Machinery Co. ("Secured Party") or its order, the above stated Principal Amount together with interest thereon as set forth below and grants to Secured Party a first priority security interest in the Equipment described below ("Equipment") under the terms and conditions on the face and reverse side hereof (which, together with all acceptance certificates, riders, schedules, exhibits and amendments hereto, is hereinafter referred to as the "Note").

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                     DEBTOR                                    VENDOR
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      Name: CASHMERE MANUFACTURING CO.,     Name:  ELLISON MACHINERY COMPANY OF
            INC.                                   THE NORTHWEST

   Address: 434 OLD STATION RD.          Address:  5872 SO. 194TH STREET
            WENATCHEE, WA 98801                    KENT, WA 98032
 Telephone: (509) 664-8000             Telephone:  (206) 872-1661
   Contact: NICK GERDE                   Contact:  GAIL BRUNS
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                               EQUIPMENT SCHEDULE
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Quantity             Description                 Model No.       Serial No.
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TWO (2)     MORI SEIKI HORIZONTAL CNC             SH-50
            MACHINING CENTERS, EQUIPPED AS
            OUTLINED ON SCHEDULE "A"
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The Equipment shall be delivered to and located at:  432 OLD STATION ROAD,
                                                     WENATCHEE, WA 98801
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                                PAYMENT SCHEDULE
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INSTALLMENT PAYMENTS                     Note Term: 72 months commencing on the
  Note payments ("Installment            Term Commencement Date set forth in the
  Payments") shall be made in SEVENTY-   Acceptance Certificate hereto (the
  TWO consecutive installments           "Term Commencement Date").
  throughout the Note term, commencing
  on the Payment Commencement Date set   Down Payment:        $292,000.00
  forth in Acceptance Certificate
  hereto (the "Payment Commencement      Documentation Fee:         $0.00
  Date") and on the same day of each
  successive MONTH.  Each Installment
  Payment shall be in the amount set
  forth below.
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              PAYMENT NO.                            PAYMENT AMOUNT
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                 1-72                                  $21,874.52
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     THIS NOTE INCLUDES ALL OF THE TERMS AND CONDITIONS ON THE REVERSE SIDE
HEREOF WHICH THE PARTIES ACKNOWLEDGE THEY HAVE READ. THIS NOTE IS NOT BINDING ON SECURED PARTY UNTIL EXECUTED BY SECURED PARTY.

AGREED AND ACCEPTED BY:                 Dated as of APRIL 10, 1997

ELLISON MACHINERY CO.                   Debtor: CASHMERE MANUFACTURING CO., INC.
"Secured Party"


   By: ________________________________  By:     /s/ GARRY R. VANDEKIEFT
                                         Title:  PRESIDENT
   Title:  VICE PRESIDENT                Attest: /s/ NICK A. GERDE, VP &
                                                     Secretary

   Date: ______________________________  Guarantor:  PCT HOLDINGS, INC.
                                         By:         /s/ DONALD A. WRIGHT
                                         Title:      PRESIDENT
                                         Attest:     /s/ NICK A. GERDE, VP &
                                                         Assistant Secretary

                                  ADDENDUM "A"


RE: Secured Promissory Note and Security Agreement ("Note") #7F21900 dated April 10, 1997 between Cashmere Manufacturing Co., Inc. as Debtor, and Ellison Machinery Company as Secured Party.

The above captioned Note between us shall be amended and supplemented, effective the Date of Acceptance, by the addition to said Note of the following:

"The Interest Rate ("Rate") charged has been calculated, in part, using an interest rate based on the 5 year U.S. Treasury Constant Maturity of 6.75% ("Original Treasury Rate") as published in the Wall Street Journal. This Rate will be held for thirty (30) days to May 10, 1997 (the "Rate Expiration Date"). If Debtor does not accept the Equipment on or before the Rate Expiration Date, the Rate will be adjusted as follows: If the rate of the 5-Year U.S. Treasury Constant Maturity on the Commencement Date of said Note is greater or lesser than the Original Treasury Rate, Installment Payments under the Note will be increased or decreased, as appropriate, by adjusting the Rate to 365 basis points over the rate on the 5- Year U.S. Treasury Constant Maturity on the Commencement Date of said Note.

In witness Whereof, Debtor and Secured Party have executed this Addendum as of the date set forth below.

LESSOR:                                LESSEE:

ELLISON MACHINERY COMPANY              CASHMERE MANUFACTURING CO., INC.



By: _____________________________      By: /s/ NICK A. GERDE, Vice President